SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                  March 2, 2000
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                Date of Report (Date of earliest event reported)


                           Risk Capital Holdings, Inc.
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             (Exact name of registrant as specified in its charter)

     Delaware                     0-26456                   06-1424716
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(State or other          (Commission File Number)       (I.R.S. Employer
jurisdiction of                                        Identification No.)
incorporation or
 organization)



                 20 Horseneck Lane, Greenwich, Connecticut 06830
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               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (203) 862-4300


                                 Not Applicable
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          (Former name or former address, if changed since last report)





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                           RISK CAPITAL HOLDINGS, INC.

ITEM 5. Other Events.

     See press release attached as Exhibit 99.1.

ITEM 7. Financial Statements, Pro Forma Financial Information And Exhibits.

         99.1.   Press Release, dated March 2, 2000.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Date: March 2, 2000                     RISK CAPITAL HOLDINGS, INC.

                                        By:  /s/ Peter A. Appel
                                             --------------------------
                                             Peter A. Appel
                                             Executive Vice President and
                                             Chief Operating Officer